AVAILABLE-FOR-SALE SECURITIES (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended	1 Months Ended
	Dec. 31, 2012	Jul. 31, 2012 Convertible preferred shares	Dec. 31, 2012 Convertible preferred shares
Available-for-sale securities
Purchase consideration for convertible preferred shares	$ 4,786	$ 4,786
Shares purchased and held		1,272,000
Equity ownership interest (as a percent)		12.72%
Cost			4,786
Gross unrealized gain			339
Fair value			$ 5,125